UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 4, 2006

Xethanol Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50154	84-1169517
(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

(646) 723-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Augusta BioFuels Purchase Agreement

On August 4, 2006, Augusta BioFuels, LLC, a Georgia limited liability company (“Augusta BioFuels”) and an indirect subsidiary of Xethanol Corporation (“Xethanol”), entered into a Purchase and Sale Agreement (the “Augusta BioFuels Purchase Agreement”) with Pfizer Inc., a Delaware corporation (“Pfizer”), G.D. Searle LLC, a Delaware limited liability company (“Searle”) and a wholly owned subsidiary of Pfizer, and CoastalXethanol LLC, a Delaware limited liability company (“CoastalXethanol”), pursuant to which Augusta BioFuels will acquire substantially all of the assets associated with Searle’s pharmaceutical manufacturing facility located in Augusta, Georgia (the “Facility”) for $8,200,000 in cash and assumed certain liabilities associated with the Facility.

Augusta BioFuels is a wholly-owned subsidiary of CoastalXethanol and was formed for the purpose of acquiring the Facility. CoastalXethanol is a joint venture between Xethanol and Coastal Energy Development, Inc. (“Coastal”) and was organized to develop and operate facilities for the production of ethanol in the State of Georgia and in certain parts of the State of South Carolina. Xethanol owns an 80% membership interest in CoastalXethanol and Coastal owns a 20% membership interest in CoastalXethanol.

Carolina Fiberboard Purchase Agreement

On August 7, 2006, Xethanol Corporation (“Xethanol”) entered into an Asset Purchase Agreement (the “Carolina Fiberboard Purchase Agreement”) with Carolina Fiberboard Corporation LLC, a North Carolina limited liability company (“CFC”), and Victor Kramer, pursuant to which Xethanol has acquired substantially all of the assets of CFC for $4,000,000 in cash, 961,737 shares of Xethanol’s common stock and warrants (“Warrants”) to purchase an additional 300,000 shares of Xethanol’s common stock at an exercise price of $7.74 per share. The number of shares of common stock issued at closing is equal to $7,440,000 divided by the average closing price of the common stock for the ten trading days immediately preceding the closing (the “Ten Day Average Closing Price”). The exercise price of the Warrants is equal to the Ten Day Average Closing Price. The Warrants may first be exercised for up to 100,000 when the registration statement registering the resale of the shares of common stock issuable upon exercise thereof becomes effective and for the remaining 200,000 shares one year after issuance and thereafter are exercisable until the third anniversary of issuance. Xethanol has agreed to file a registration statement registering the resale of the shares of common stock issued at closing and the shares of common stock issuable upon exercise of the Warrants no later than ten days after effective date of its Registration Statement on Form SB-2 (File No. 333-135121) and to use commercially reasonable efforts to have the former registration statement declared effective as soon as reasonably practicable.

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Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xethanol Corporation

Date: August 10, 2006	By:	/s/ Lawrence S. Bellone
Name: Lawrence S. Bellone
Title:Chief Financial Officer

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